Provisions	12 Months Ended
Dec. 31, 2018
Other provisions [abstract]
Provisions [text block]

20 Provisions

(in USD million)	Asset retirement obligations	Claims and litigations	Other provisions	Total

Non-current portion at 31 December 2017	12,383	1,271	1,904	15,557
Current portion at 31 December 2017 reported as trade and other payables	69	68	547	684

Provisions at 31 December 2017	12,451	1,339	2,451	16,241

New or increased provisions	1,609	6	858	2,473
Decrease in the estimates	(382)	(386)	(121)	(889)
Amounts charged against provisions	(157)	(4)	(588)	(749)
Effects of change in the discount rate	(838)	-	24	(814)
Accretion expenses	461	-	-	461
Reclassification and transfer	-	6	15	21
Currency translation	(536)	(0)	(32)	(568)

Provisions at 31 December 2018	12,609	961	2,606	16,175

Current portion at 31 December 2018 reported as trade and other payables	65	56	103	224
Non-current portion at 31 December 2018	12,544	905	2,503	15,952

The line item New or increased provisions includes additional provisions made in the period, including increase in estimates, and liabilities assumed in business combinations.

The claims and litigations category mainly relates to expected payments on unresolved claims. The timing and amounts of potential settlements in respect of these are uncertain and dependent on various factors that are outside management's control. The main change in the caption claims and litigations concerns a development in the Agbami redetermination process in Nigeria. For further information on the development and the other contingent liabilities, see note 24 Other commitments, contingent liabilities and contingent assets.

The other provisions category relates to liabilities for contingent consideration in the acquisitions, expected payments on onerous contracts, cancellation fees and other. In 2018, Equinor recognised liability for contingent consideration and asset retirement obligations related to the acquisition of the interest in the Roncador field in Brazil. In the first quarter of 2018, Equinor paid the current portion of a contingent consideration related to the acquisition of operated interest in BM-S-8 licence in Brazil in 2016. The current portion amounted to USD 0.3 billion and the remaining provision amounts to USD 0.9 billion. For further information, see note 4 Acquisitions and disposals.

For further information of methods applied and estimates required, see note 2 Significant accounting policies.

Expected timing of cash outflows
(in USD million)	Asset retirement obligations	Other provisions, including claims and litigations	Total

2019 - 2023	1,307	2,447	3,754
2024 - 2028	1,891	682	2,574
2029 - 2033	3,530	36	3,566
2034 - 2038	2,534	13	2,546
Thereafter	3,348	388	3,736

At 31 December 2018	12,609	3,567	16,175